Exhibit 99.1

PRESS RELEASE

For information contact:

Jim Storey

Director, Investor Relations

704-973-7107

HORIZON LINES SECURES COVENANT RELIEF

AIDING REFINANCING EFFORT

CHARLOTTE, NC, June 24, 2011 – Horizon Lines, Inc. (NYSE: HRZ) today announced that it has reached an agreement with its bank group to amend its credit facility.

The amendment relaxes compliance under the credit facility’s financial covenants for the second quarter, and will thereby preserve access to liquidity under the revolver and facilitate the company’s ability to move forward with its previously announced refinancing effort.

“We appreciate the continued support of our lender group while we navigate through the complex process of refinancing our entire capital structure,” said Michael T. Avara, Executive Vice President and Chief Financial Officer. “This amendment will provide additional financial covenant flexibility as we work with our banks and our convertible note holders towards a comprehensive refinancing, which we announced earlier this month.”

A copy of the credit agreement amendment is included as an exhibit to a current report on Form 8-K that Horizon Lines is filing with the SEC on June 24, 2011.

About Horizon Lines

Horizon Lines, Inc., is the nation’s leading domestic ocean shipping and integrated logistics company. The company owns or leases a fleet of 20 U.S.-flag containerships and operates five port terminals linking the continental United States with Alaska, Hawaii, Guam, Micronesia, and Puerto Rico. The company provides express trans-Pacific service between the U.S. West Coast and the ports of Ningbo and Shanghai in China, manages a domestic and overseas service partner network and provides integrated, reliable and cost competitive logistics solutions. Horizon Lines, Inc., is based in Charlotte, NC, and trades on the New York Stock Exchange under the ticker symbol HRZ.

Forward Looking Statements

The information contained in this press release should be read in conjunction with our filings made with the Securities and Exchange Commission. This press release contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are intended to qualify for the safe harbor from liability

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established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, “will,” “intend,” “expect,” “would,” “could,” “must,” “may,” and similar expressions or phrases identify forward-looking statements.

Factors that may cause expected results or anticipated events or circumstances discussed in this press release to not occur or to differ from expected results include: general economic conditions; our ability to maintain adequate liquidity to operate our business; volatility in fuel prices and in freight rates; decreases in shipping volumes; the ability of the parties to agree on the final terms of a refinancing; our ability to close on a refinancing; general conditions in the capital markets; or our ability to continue as a going concern.

All forward-looking statements involve risk and uncertainties. In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this press release might not occur. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. See the section entitled “Risk Factors” in our Form 10-K filed with the SEC on March 28, 2011, for a more complete discussion of these risks and uncertainties and for other risks and uncertainties. Those factors and the other risk factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. Consequently, there can be no assurance that actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences.

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